UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 14, 2026

TORRID HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40571	84-3517567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18501 East San Jose Avenue
City of Industry, California 91748
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (626) 667-1002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	CURV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Paula Dempsey as Chief Financial Officer
On October 14, 2026, Ms. Paula Dempsey resigned from her position as Chief Financial Officer of Torrid Holdings Inc., (the “Company”) effective as of November 12, 2026. Ms. Dempsey’s departure is amicable and does not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including any matter concerning the Company’s accounting, financial reporting, internal controls or disclosure.
Appointment of Interim Chief Financial Officer
On October 15, 2026, Mr. Will Langley was appointed as Interim Chief Financial Officer of the Company, effective as of October 28, 2026.

Mr. Langley has extensive experience in the retail sector, where at Belk, Inc. he served as Chief Financial Officer from January 2020 through May 2025, and as Vice President of Treasury and FP&A from August 2018 through January 2020. Mr. Langley held various Finance leadership positions at Belk from August 2016 through January 2020 including as Treasurer and Director of Financial Planning and Analysis. Mr. Langley received a master’s degree in accounting as well as undergraduate degrees in accounting and finance from Appalachian State University.

Mr. Langley will be paid an annual base salary of $702,000 and is eligible to earn a target annual bonus of sixty-five percent (65%) of the annual base salary based on achievement of the Company’s performance goals. Any 2026 bonus payment, if earned, will be prorated based on the number of days worked during the bonus period. In order to receive any bonus payment, Mr. Langley must be actively employed and in good standing through the last day of the 2026 fiscal year, January 30, 2027.

Mr. Langley is not a party to any arrangement or understanding regarding his selection as an officer. There are no family relationships between Mr. Langley and any director or executive officer of the Company. Mr. Langley is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
On October 19, 2026, the Company issued a press release in connection with the above.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information provided pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated October 19, 2026, announcing Certain Officer Changes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRID HOLDINGS INC.

	By:	/s/ Bridgett C. Zeterberg
	Name:	Bridgett C. Zeterberg
	Title:	Chief Human Resources Officer, Chief Legal Officer and Corporate Secretary
Date: October 19, 2026